Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Acxiom Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP

Little Rock, Arkansas
May 12, 1999